Exhibit 99.1

Quantum Announces Preliminary Fiscal Second Quarter 2026 Financial Results

CENTENNIAL, Colo. — Oct. 28, 2025 — Quantum Corporation (Nasdaq: QMCO) ("Quantum" or the "Company"), a leader in solutions for AI and unstructured data, today announced select preliminary unaudited financial results for its fiscal second quarter of 2026 ended September 30, 2025.

Based on unaudited financials, the Company expects the following:
•Revenue of approximately $62.5 million, at the high-end of the guided range of $61 million, plus or minus $2 million
•GAAP gross margin of approximately 37.5%
•GAAP operating expenses of approximately $32 million
•Non-GAAP adjusted operating expenses of approximately $25 million, favorable to the guidance range of $27 million, plus or minus $2 million

Quantum expects to report its full results for the fiscal second quarter 2026 by mid-November 2025.

About Quantum
Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. For more information visit www.quantum.com.

Quantum is listed on Nasdaq (QMCO). Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information
The results reported in this press release are preliminary and unaudited, and are subject to change. The Company has not yet completed its financial close process for the fiscal 2026 second quarter. The financial results in this earnings report does not present all necessary information for an understanding of the Company’s results of operations for the fiscal 2026 second quarter. As the Company completes its financial close process and finalizes its financial statements, and as its independent auditors complete their review of the Company’s financial statements, it is possible the Company may identify items that require adjustments to the preliminary financial information set forth in this press release, and those changes could be material. The Company does not intend to update such financial information prior to the filing of its Form 10-Q with the Securities and Exchange Commission (the “SEC”) for the fiscal quarter ended September 30, 2025, except as otherwise required by law.
The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to our expectations with respect to reporting financial results for the fiscal second quarter ended September 30, 2025, including the timing thereof.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the completion of the Company’s financial close process and the independent auditors’ review of the Company’s financial statements; any changes to the assumptions underlying the Company’s closing process and auditors’ review; risks that the Company may identify additional items that require adjustments to the preliminary financial information; risks related to the need to address challenges facing our business; the impact macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the transaction with Dialectic; the outcome of any claims and disputes; the ability to meet stock exchange continued listing standards; risks related to our ability to implement and maintain effective internal control over financial reporting in the future; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the SEC, including our Annual Report on Form 10-K filed with the SEC on August 26, 2025, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contacts:
Shelton Group
Leanne K. Sievers | Brett L. Perry
E: sheltonir@sheltongroup.com
P: 214-272-0070

Media Contact:
Matter Communications
Sara Beth Fahey
E: quantum@matternow.com
P: 401-351-9507

NON-GAAP FINANCIAL MEASURES
To provide investors with additional information regarding our financial results, we have presented certain non-GAAP financial measures in this press release, including non-GAAP adjusted operating expenses.

Non-GAAP adjusted operating expenses is a non-GAAP financial measure defined by us as GAAP operating expenses with stock-based compensation expense, restructuring charges, amortization of acquisition related intangible assets and non-recurring project costs removed.

We have provided below a reconciliation of non-GAAP adjusted operating expenses, to the most directly comparable U.S. GAAP financial measure. We believe that the exclusion of the amounts eliminated in this calculation can provide a useful measure for period-to-period comparisons of our core business performance. Accordingly, we believe that the use of non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and our board of directors.

Our use of non-GAAP financial measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP.

Other companies, including companies in our industry, may calculate non-GAAP financial measures differently, which reduces its usefulness as a comparative measure. Because of these and other limitations, you should consider non-GAAP adjusted operating expenses along with other U.S. GAAP-based financial performance measures, including various cash flow metrics and our U.S. GAAP financial results.

($ in millions, unaudited)	Q2 FY26

Operating Expenses	$32.0
Stock-based compensation expense	$0.5
Restructuring charges	$3.5
Amortization of acquisition related intangible assets	$0.0
Non-recurring project costs	$3.0
Non-GAAP Adjusted Operating Expenses	$25.0